UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2025

TECHPRECISION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41698	51-0539828
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive

Westminster, MA 01473

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (978) 874-0591

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	TPCS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, Richard D. Roomberg, the previous Chief Financial Officer of TechPrecision Corporation (the “Company”) resigned on February 14, 2025. Following Mr. Roomberg’s resignation, the Board of Directors of the Company (the “Board”) appointed Alexander Shen, the Company’s Chief Executive Officer, to serve as the interim principal financial officer and principal accounting officer of the Company .

On March 7, 2025, the Board appointed Barbara M. Lilley, 66, the Controller of Ranor, Inc., one of the Company’s operating subsidiaries, to serve as Interim Chief Financial Officer, principal financial officer and principal accounting officer, in addition to her current duties, while the Board is engaged in a search to identify the Company’s next Chief Financial Officer. Mr. Shen will no longer be the principal financial officer and principal accounting officer of the Company, as Ms. Lilley assumed those responsibilities upon her appointment as Interim Chief Financial Officer.

Ms. Lilley previously served as the Company’s Chief Financial Officer from July 2023 to September 2024 and, prior to her initial appointment as Chief Financial Officer of the Company, had also served as Controller of Ranor, Inc. Prior to joining the Company in June 2016, Ms. Lilley served as Controller of Materials Systems, Inc., a worldwide supplier of a range of custom-designed products from acoustic transducers for underwater sonar to industrial ultrasound systems, from 2011 through 2015.

There are no family relationships between or among Ms. Lilley and any director or other executive officer of the Company, and Ms. Lilley has no direct or indirect material interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Lilley will not receive any additional compensation in connection with her service as Interim Chief Financial Officer, principal financial officer and principal accounting officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date: March 13, 2025
	By:	/s/ Alexander Shen
Alexander Shen
Chief Executive Officer